Exhibit 99.1

NEWS RELEASE

Lincoln Financial Group and Jefferson Pilot Financial Combine Forces

Merger of Equals Creates Powerful National Distribution Network for Financial Products

with Market-Leading Positions in Each of its Businesses

Excellent Value Creation for Shareholders through Significant Cost Savings and

Sustainable Profitable Growth

Transaction to be Earnings Accretive in 2006

Executive Management Teams will be Combined

PHILADELPHIA, PA and GREENSBORO, NC, October 10, 2005 – Lincoln National Corporation (NYSE: LNC), the parent company of the Lincoln Financial Group of companies, and Jefferson-Pilot Corporation (NYSE: JP), the parent of the Jefferson Pilot Financial group of companies, today announced that they have entered into a definitive merger agreement, unanimously approved by both companies’ boards of directors. The merged company, which will operate under the brand name of Lincoln Financial Group, will be a premier provider of life insurance, annuity, retirement income and investment products and services, supported by top-tier retail and wholesale distribution platforms that provide industry-leading financial products and solutions.

Terms of the Transaction

The terms of the merger were negotiated to provide Jefferson Pilot shareholders with an 11% premium based on the average closing prices of each company’s common stock from September 7, 2005 to October 7, 2005. Jefferson Pilot shareholders will receive 1.0906 Lincoln shares or $55.96 in cash for each Jefferson Pilot share, subject to proration. The aggregate amount of the cash payment to Jefferson Pilot shareholders will equal $1.8 billion. This represents a total blended cash and stock consideration of $55.48 per share based on the October 7, 2005 closing price of Lincoln Financial Group common stock and total consideration of approximately $7.5 billion.

The Lincoln Financial Group common shares currently pay a quarterly cash dividend of $0.365 per share.

The transaction, which is subject to the approval of shareholders of both companies, regulatory approvals and customary closing conditions, is expected to close in the first quarter of 2006. Following the merger close, Jefferson Pilot shareholders will own approximately 39 percent of the combined company. The merged company will be listed on the New York Stock Exchange as “LNC.”

Creating a Powerful Financial Services Company

The merger of equals between Lincoln Financial Group, celebrating its centennial anniversary this year, and Jefferson Pilot Financial, a 102-year-old financial organization, will create one of the most powerful financial services distribution forces in the nation with significant scale and reach in the life insurance, annuity and investment product marketplace. The combination of these two companies brings together distribution networks with very little overlap, and multi-channel reach that includes affiliated planners, independent registered representatives, independent marketing organizations, financial institutions and wirehouse/regional broker-dealers.

The combined company will market a broad, balanced product mix of retirement income, fixed and variable asset protection, accumulation and transfer products, and other investment services. The merged company will be ranked #1 in the industry for universal life product sales (Source: LIMRA) and will be one of the country’s largest public life insurance companies.

In addition, in the Employer Sponsored/Group market, the combined company will be #8 in group disability sales, #13 in group life sales, and the #6 publicly traded insurer in defined contribution and retirement plan assets (Sources: LIMRA and Pensions and Investments).

The product lines of each company are complementary and enhance the growth potential of the combined company. The merger brings together Lincoln’s strength in life and annuities, including fixed and variable universal life and variable annuities, and its leading 401(k) and 403(b) offerings, with Jefferson Pilot’s strength in fixed and variable universal life and fixed annuities, including equity indexed annuities, and group life, disability and dental insurance products.

The combined company will also include Delaware Investments, Lincoln’s investment management organization; Jefferson-Pilot Communications, which owns and operates three television stations, 18 radio stations, and the Jefferson Pilot Sports production and syndication business; and Lincoln U.K.

Delivering Significant Value to Shareholders Through Synergies and Growth

Although there is very little overlap in distribution networks, there is significant overlap in non-distribution related functions. The combined company expects to achieve total annual cost savings of approximately $180 million pre-tax, with 50 percent achieved within 12 months of closing, 80 percent within 24 months, and the balance by the end of 2008. These cost savings are expected to result from greater efficiencies through shared services, the consolidation of corporate functions, and reductions in business unit costs. Based on I/B/E/S estimates, the merger is expected to be modestly accretive to Lincoln’s operating earnings per share in the first year, building to 6 percent to 7 percent by end of 2007. These numbers exclude a one-time implementation cost associated with the transaction of approximately $180 million pre-tax, substantially all of which will be incurred during the two years following the close.

While not included in the expected earnings accretion calculation, the merged company expects to benefit from revenue enhancement opportunities across business units, distribution channels, and product lines, by leveraging the diverse distribution strengths that exist in both companies. The merged company also expects to benefit from strong earnings diversification, fueled by a stable earnings base with an attractive platform for growth.

This merger combines the financial strength of two highly respected companies, resulting in an organization with increased size, diversity of earnings, and an attractive risk profile. Having reviewed the merger with all four major rating agencies, management expects the combined company to operate initially with a strong AA financial strength rating.

Highly Experienced Management Team

The senior leadership team for the combined company has been identified and management continuity will be strong with key senior management talent from both organizations. Jon Boscia, Chairman and CEO of Lincoln, will serve as Chairman and CEO post-merger, while Dennis Glass, President and CEO of Jefferson Pilot, will serve as President and Chief Operating Officer and as a member of the board of directors. The 15-member board of directors for the merged company will consist of 8 Lincoln representatives and 7 Jefferson Pilot representatives, and the lead director will be a Jefferson Pilot representative (see Merger Fact Sheet for organization chart at www.lfgjpmerger.com).

Commenting on the merger, Boscia said, “Lincoln Financial Group and Jefferson Pilot Financial are highly complementary organizations, and by joining forces we will create a company with enhanced scale, a comprehensive and balanced product portfolio, greater distribution penetration and geographic and market diversity – in short, a company that is extremely well-positioned for even greater growth in the financial services marketplace. Specifically, as baby boomers continue to mature, opportunities in the retirement income segment of the market become even more attractive. This combination will further round out both companies’ product offerings in the wealth protection, accumulation and enjoyment areas and strengthen our leadership position in this space. In addition to enhanced opportunities for growth, the combined company will also benefit from significant operational efficiencies across the organization. Jefferson Pilot has a strong and efficient operating model, and we intend to apply this proven model to the combined company.”

Boscia added, “Beyond our strength in financial services, the new company will have an extremely attractive portfolio of broadcasting assets in Jefferson-Pilot Communications. This is a unique and strong franchise, which will provide earnings diversity to Lincoln and an additional outlet for publicizing the Lincoln Financial Group brand and remain a key part of the overall organization.”

Glass said, “Jefferson Pilot has always been alert for opportunities to grow and diversify our business. Lincoln Financial Group is an ideal partner to merge with because of the complementary nature of our products, markets and distribution systems. Both companies enjoy century-long histories of success in the financial services industry and strong reputations for quality and performance. Together, we will have a balanced base of earnings spread across individual and employer markets providing life, retirement and investment products.”

Once the merger is complete, Lincoln Financial Group’s corporate offices will be headquartered in Philadelphia. Greensboro, NC will be the major center of operations for life insurance, and Fort Wayne, IN will be the center for annuity operations. Significant operations also will be located in the companies’ existing locations in Concord, NH, and Hartford, CT. Jefferson Pilot’s group insurance business, located in Omaha, NE, will remain in place, as will Jefferson-Pilot Communications Company.

Glass concluded, “The merger of equals of Lincoln Financial Group and Jefferson Pilot is a compelling combination that will provide valuable benefits to shareholders, clients and employees. In addition to having access to a broader array of products, clients also will benefit from both organizations’ shared commitment to providing superior service and support. For shareholders, this merger presents a tremendous value creation opportunity through marketing synergies, a powerful distribution network, broad product mix, and business efficiencies. For all of our constituencies, the result will be a larger, more dynamic enterprise with greater resources and significant growth potential.”

Jefferson Pilot Financial was advised by Lazard Freres & Co. LLC and Morgan Stanley. Lincoln Financial Group’s financial advisors were Goldman Sachs & Co. and Lehman Brothers Inc. Legal counsel to Jefferson Pilot was King & Spalding LLP and Lincoln National’s legal counsel was LeBoeuf, Lamb, Greene & MacRae LLP.

Details about this merger, including a fact sheet, are available on the web at www.lfgjpmerger.com.

Lincoln National Corporation and Jefferson Pilot Corporation will host a conference call today at 9:00 a.m. ET to discuss the merger. The dial-in number for U.S. callers is (800) 810-0924 and the dial-in for participants located outside the U.S. is (913) 981-4900. A replay of the conference call will be available 12:00 p.m. ET on October 10, 2005 through October 17, 2005 and can be accessed by dialing (719) 457-0820 from outside the U.S. or (888) 203-1112 from within the U.S. The access code for both numbers is 2471757. A slide presentation and live audio webcast of the call will be available at www.lfgjpmerger.com, www.lfg.com and www.jpfinancial.com.

The combined revenues and assets in this release are estimates and have been calculated by adding similar category information from the companies’ separate filings with the SEC.

Jefferson-Pilot Corporation, a holding company, is one of the nation’s largest shareholder-owned life insurance companies. Jefferson Pilot’s life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 18 radio stations, and produces and syndicates sports programming. Additional information on Jefferson Pilot can be found at www.jpfinancial.com.

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $119 billion as of June 30, 2005, and had annual consolidated revenues of $5.4 billion in 2004. Through its wealth accumulation, retirement income and wealth protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, savings plans, mutual funds, managed accounts, institutional investment, and comprehensive financial planning and advisory services. For more information please visit www.lfg.com.

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In connection with the proposed transaction, a registration statement, including a joint proxy statement/prospectus, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE AND BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (when available), as well as other filings containing information about Lincoln and Jefferson-Pilot, without charge, at the Securities and Exchange Commission’s website (www.sec.gov). In addition, free copies of the registration statement and joint proxy statement/prospectus will be (when filed), and Lincoln’s other SEC filings are, also available on Lincoln’s website (www.lfg.com). Free copies of the registration statement and joint proxy statement/prospectus will be (when available), and Jefferson-Pilot’s other SEC filings are, also available on Jefferson-Pilot’s website (www.jpfinancial.com).

Lincoln, Jefferson-Pilot, their respective directors and officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Lincoln’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2004 and in its proxy statement filed with the SEC on April 8, 2005, and information regarding Jefferson-Pilot’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2004 and in its proxy statement filed with the SEC on March 24, 2005. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC in connection with the proposed transaction.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information contained in this document, statements made in this document are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “project,” “will,” “shall” and other words or phrases with similar meaning. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements include, among others: (1) the shareholders of Lincoln and/or Jefferson-Pilot may not approve and adopt the merger agreement and the transactions contemplated by the merger agreement at the special shareholder meetings; (2) we may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause us to abandon the merger; (3) we may be unable to complete the merger or completing the merger may be more costly than expected because, among other reasons, conditions to the closing of the merger may not be satisfied; (4) problems may arise with the ability to successfully integrate Lincoln’s and Jefferson-Pilot’s businesses, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may not be able to achieve the expected synergies from the merger or it may take longer than expected to achieve those synergies; (6) the merger may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from our expectations; (7) the credit and insurer financial strength ratings of the combined company and its subsidiaries may be different from what the companies expect; and (8) the combined company may be adversely affected by future legislative, regulatory, or tax changes as well as other economic, business and/or competitive factors.

The risks included here are not exhaustive. The annual reports on Form 10-K, current reports on Form 8-K and other documents filed by Lincoln and Jefferson-Pilot with the Securities and Exchange Commission include additional factors which could impact our businesses and financial performance. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this document, except as may be required by law.

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Contacts:
Lincoln Financial Group	Jefferson Pilot Financial

Investors	Investors
Priscilla Brown	John Still
215-448-1422	john.still@jpfinancial.com
InvestorRelations@LFG.com	336-691-3382

Jim Sjoreen
215-448-1420
InvestorRelations@LFG.com

Media	Media
Tom Johnson	Paul Mason
215-448-1454	paul.mason@jpfinancial.com
MediaRelations@LFG.com	336-691-3313